EXHIBIT 10.1.1

RELEASE OF GUARANTY OBLIGATIONS

THIS RELEASE OF GUARANTY OBLIGATIONS (this “Release”) is made and entered into effective as of September 30, 2004, by Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”) in favor of Varco I/P, Inc., Tubo-FGS, L.L.C., Tuboscope (Holding U.S.), Inc., Fiber Glass Systems Holdings, L.L.C., Fiber Glass Systems, L.P., Varco, L.P., Tuboscope Pipeline Services, Inc., Environmental Procedures, Inc., TVI Holdings, L.L.C., Varco US Holdings, Inc., Advanced Wirecloth, Inc., and Tulsa Equipment Manufacturing Company (collectively, the “Guarantors”).

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement dated as of June 30, 2004 among Varco International, Inc. (the “Borrower”), the banks named therein (the “Banks”), the Administrative Agent, Bank One, N.A. and Comercia Bank, as Co-Syndication Agents, and Credit Suisse First Boston, as Documentation Agent (the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein); and further

WHEREAS, the Guarantors are parties to that certain Subsidiary Guaranty and Contribution Agreement dated as of June 30, 2004 (the “Guaranty”), which guarantees the payment and performance of the obligations of the Borrower under the Credit Agreement; and further

WHEREAS, Section 8.7 of the Credit Agreement provides that if the holders of the Senior Notes provide a full and unconditional release of all guaranties made by the Borrower’s Subsidiaries for the benefit of such holders, then the Banks and Administrative Agent shall release the Guarantors from their respective obligations under the Guaranty; and further

WHEREAS, concurrently with the effectiveness of this Release and pursuant to (a) the Fifth Supplemental Indenture dated as of September 30, 2004, among the Borrower, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee under the Indenture dated as of February, 25, 1998, (b) the First Supplemental Indenture dated as of September 30, 2004, among the Borrower, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee under the Indenture dated as of November 19, 2002, and (c) the Third Supplemental Indenture dated as of September 30, 2004, among the Borrower, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee under the Indenture dated as of May 1, 2001 (collectively, the “Senior Note Releases”), the holders of such Senior Notes will provide a full and unconditional release of all guaranties made by the Borrower’s Subsidiaries in favor of such holders; and further

WHEREAS, Section 8.7 of the Credit Agreement authorizes the Administrative Agent to execute and deliver to the Borrower on the behalf of the Banks any agreements, documents or instruments, as shall be necessary or appropriate to effect such release; and further

WHEREAS, Section 9.1(e) of the Credit Agreement confirms that the release of any Guarantor from its obligations under the Guaranty in accordance with Section 8.7 of the Credit Agreement does not require approval of the Banks.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, effective upon the full and unconditional release of all guaranties made by the Borrower’s Subsidiaries for the benefit of the holders of the Senior Notes as provided in the Senior Note Releases, the Administrative Agent, on behalf of the Banks as permitted under Section 8.7 of the Credit Agreement, hereby releases and discharges the Guarantors from all present and future obligations and liabilities under the Guaranty. Notwithstanding the foregoing, this is a release of the Guarantors only, and nothing in this Release shall be construed to be a release of any obligations of the Borrower in connection with the Credit Agreement or any other Credit Document executed in connection therewith.

THIS RELEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the Administrative Agent, on behalf of the Banks, has caused this Release to be duly executed under seal by its officer thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, N.A., as Administrative Agent

By:	/s/ Eric R. Hollingsworth
Eric R. Hollingsworth
Vice President